UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): Nov. 4, 2003

                                -----------------

                             Digital Recorders, Inc.
             (Exact Name of Registrant as Specified in Its Charter)



      North Carolina                   1-13408                   56-1362926
(State or Other Jurisdiction of   (Commission File Number)     (IRS Employer
       Incorporation)                                        Identification No.)

                5949 Sherry Lane, Suite 1050, Dallas, Texas 75225
               (Address of Principal Executive Offices) (Zip Code)

 Registrant's Telephone Number, Including Area Code:          (214) 378-8992



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Item 9.  Regulation FD Disclosure

     On Nov. 4, 2003, Digital Recorders, Inc. (the "Company") announced in a press release its plans to conduct a conference call on Tuesday, Nov. 11, 2003 at 1 p.m. (Eastern) to discuss third quarter 2003 financial results and the fiscal year 2003 outlook. A copy of the Company's press release is attached hereto as Exhibit 99.1. This Form 8-K and the attached exhibit are provided under Item 9 of Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission.



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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    DIGITAL RECORDERS, INC.

Date: Nov. 4, 2003                  By:    /s/ DAVID L. TURNEY
                                           ----------------------
                                           David L. Turney
                                           Chief Executive Officer and President